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                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
                           UTILITIES INCOME PORTFOLIO
                             PROSPECTUS SUPPLEMENT

                               FEBRUARY 16, 1996

Beginning February 16, 1996, Mark J. Beckwith, a Vice President of Wellington Management Company ("WMC"), will assume responsibilities as portfolio manager for the Utilities Income Portfolio. Mr. Beckwith, who has served on the Portfolio's investment team since 1995, replaces John R. Ryan, who managed the Portfolio from its inception in 1992. Mr. Beckwith has more than ten years investment experience and is a graduate of Fairfield University and Stanford University.

     Paul D. Kaplan will continue to manage the fixed-income assets of the Utilities Income Portfolio.

                                                                            PSVS